                                          UNITED STATES BANKRUPTCY COURT
                                           SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------x
In re                                         :
                                              :        Chapter 11 Case Nos.
                                              :
RHYTHMS NETCONNECTIONS INC., ET AL.,          :        01- 14283 (BRL) through
                                              :        01- 14287 (BRL)
                                              :
                  Debtors.                    :        (Jointly Administered)
                                              :
----------------------------------------------x
                        Monthly Operating Statements For
               The Period September 1, 2001 to September 30, 2001

Debtors
-------
Rhythms NetConnections Inc.
Rhythms Links Inc.
Rhythms Links Inc. - Virginia
Rhythms Leasing Inc.
RCanada, Inc.

Debtors' Address
-----------------
9100 E. Mineral Circle
Englewood, CO 80112
                                             Monthly Disbursements: $17,570,244
                                                                    -----------

Debtors' Attorneys
------------------
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153

                                      Monthly Operating Profit (Loss): $(39,929)
                                                                       ---------


                  The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information, contained therein is complete, accurate and truthful to the best of my knowledge.

Date:    October 24, 2001                           By       /s/ SUSAN RICHART
                                                             -----------------
                                                                 Susan Richart
                                                                 Controller
Indicate if this is an amended statement by checking here
                                                          Amended Statement ____

                           RHYTHMS NETCONNECTIONS INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                                 SEPTEMBER 31,
                                     ASSETS                                                          2001
----------------------------------------------------------------------------------------------------------------------------
Current assets:                                                                                   (unaudited)
Cash and cash equivalents                                                                                      $        528
Short-term investments                                                                                              130,557
Restricted cash                                                                                                      51,419
Accounts receivables, net                                                                                             9,939
Loans, interest, and other receivables, net                                                                           3,104
Inventory                                                                                                               561
Prepaid expenses and other current assets                                                                            43,988
----------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                                                240,096
----------------------------------------------------------------------------------------------------------------------------

Furniture, fixtures and equipment, net                                                                              246,695
Collocation fees, net                                                                                                74,700
Investments                                                                                                          12,340
Other assets                                                                                                         14,096
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                   $    587,927
============================================================================================================================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
----------------------------------------------------------------------------------------------------------------------------
Current liabilities:
Current portion of long-term debt                                                                              $      2,501
Accounts payable - Trade
    Prepetition Liabilities                                                                                          22,350
    Post Petition Liabilities                                                                                         5,055
Interest payable                                                                                                     45,396
Accrued expenses                                                                                                     26,049
Other current liabilities                                                                                            20,214
Senior notes payable                                                                                                854,418
----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                                                           975,983
----------------------------------------------------------------------------------------------------------------------------

Long-term Deferred Installation Revenues                                                                              1,545
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                   977,528
----------------------------------------------------------------------------------------------------------------------------

Mandatorily redeemable common stock warrants                                                                              -
Mandatorily redeemable preferred stock                                                                              488,644
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1,466,172
Stockholders' deficit:
Common stock, $0.001 par value; 250,000,000 shares authorized;
      79,739,764 shares issued as of 2000 and 79,750,254 as of 2001                                                      80
     Treasury stock, at cost none as of 2000 and 156,768 as of 2001                                                   (472)
Additional paid-in capital                                                                                          347,963
Warrants and Deferred Compensation                                                                                   87,157

Accumulated deficit                                                                                             (1,312,973)
Accumulated comprehensive income                                                                                          -
----------------------------------------------------------------------------------------------------------------------------
Total stockholders' deficit                                                                                       (878,245)
----------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                                    $    587,927
============================================================================================================================

                                       RHYTHMS NETCONNECTIONS INC.
                                    CONSOLIDATED SUPPLEMENTAL SCHEDULES
                                            (IN THOUSANDS)

                                                                                                SEPTEMBER 31,
PREPAID AND OTHER CURRENT ASSETS                                                                    2001
--------------------------------                                                                    ----
                                                                                                 (unaudited)
      Prepaid Maintenance Agreements                                                                            $     3,354
      Prepaid Insurance                                                                                               1,014
      Prepaid Other                                                                                                     292
                                                                                  ------------------------------------------
          Subtotal                                                                                              $     4,661

      Current Deferred Installation Costs                                                                            32,616

      Employee Trust Assets                                                                                           6,711

          TOTAL                                                                                                 $    43,988
============================================================================================================================

INVESTMENTS
------------
      At Home Solutions                                                                                         $    10,000
      Megapath, Inc.                                                                                                  2,289
      Other                                                                                                              51
                                                                                  ------------------------------------------

          TOTAL                                                                                                 $    12,340
============================================================================================================================

OTHER ASSETS
------------
      Deferred Business Acquisition Costs                                                                       $     9,868
      Security Deposits                                                                                               4,228
                                                                                  ------------------------------------------

          TOTAL                                                                                                 $    14,096
============================================================================================================================

ACCRUED EXPENSES
----------------
      Operating Expenses
          Prepetition                                                                                             $       -
          Post Petition                                                                                              13,457
                                                                                  ------------------------------------------
            Subtotal                                                               $             13,457






      Accrued Wages and Benefits                                                                                      5,525

      Accued Sales, Use, Property, and Telecommuncation Fees                                                          7,067
                                                                                  ------------------------------------------

          TOTAL                                                                                                 $    26,049
============================================================================================================================

OTHER CURRENT LIABILITIES
-------------------------
      Current Deferred Installation Revenues                                                                          8,912
      Insurance Claim                                                                                                11,250
      Sublease Deposits                                                                                                  52
                                                                                  ------------------------------------------

          TOTAL                                                                                                 $    20,214
============================================================================================================================

-------------------------------------------------------------------------------
                                 RHYTHMS NETCONNECTIONS INC.
-------------------------------------------------------------------------------
                             CONSOLIDATED STATEMENT OF CASH FLOW
-------------------------------------------------------------------------------
                                        (IN THOUSANDS)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                        ONE MONTH ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                                         SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------------------
                                                                             2001
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:                                     (unaudited)
----------------------------------------------------------------------------------------------------------------------------
     Net loss                                                             $      (39,929)
----------------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net loss to net cash used for operating activities:
----------------------------------------------------------------------------------------------------------------------------
        Depreciation   and   amortization  of  furniture,   fixtures,
        equipment, and collocation fees                                             5,911
----------------------------------------------------------------------------------------------------------------------------
        Amortization of deferred business acquisition costs                        28,948
----------------------------------------------------------------------------------------------------------------------------
        Amortization of debt discount and deferred debt issue costs                 2,553
----------------------------------------------------------------------------------------------------------------------------
        Amortization of deferred compensation                                       3,731
----------------------------------------------------------------------------------------------------------------------------
        Loss on disposal of assets                                                  2,966
----------------------------------------------------------------------------------------------------------------------------
        Bad debt expense                                                            2,527
----------------------------------------------------------------------------------------------------------------------------
        Other
----------------------------------------------------------------------------------------------------------------------------
        Changes in assets and liabilities:
----------------------------------------------------------------------------------------------------------------------------
           Increase in accounts, loans, interest, and other
           receivables, net                                                       (4,266)
----------------------------------------------------------------------------------------------------------------------------
           Decrease (increase) in inventory                                            -
----------------------------------------------------------------------------------------------------------------------------
           Decrease in prepaid expenses and other current assets                    1,870
----------------------------------------------------------------------------------------------------------------------------
           Decrease in trust assets                                                 2,897
----------------------------------------------------------------------------------------------------------------------------
           Increase (decrease) in accounts payable                                (3,686)
----------------------------------------------------------------------------------------------------------------------------
           Increase (decrease) in interest payable                                  6,953
----------------------------------------------------------------------------------------------------------------------------
           Increase  (decrease) in accrued expenses and other current
           liabilities                                                           (22,550)
----------------------------------------------------------------------------------------------------------------------------
           Increase in other liabilities                                               9
----------------------------------------------------------------------------------------------------------------------------
               Net cash used for operating activities                            (12,066)
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
     Purchases (maturities) of short-term investments, net                          2,949
----------------------------------------------------------------------------------------------------------------------------
     Purchases  (maturities)  of government  securities as restricted
     cash, net                                                                      (236)
----------------------------------------------------------------------------------------------------------------------------
     Equity investments
----------------------------------------------------------------------------------------------------------------------------
     Purchases of furniture, fixtures, and equipment                                1,456
----------------------------------------------------------------------------------------------------------------------------
     Payments of collocation fees
----------------------------------------------------------------------------------------------------------------------------
               Net cash provided by (used for) investing activities                 4,169
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
     Proceeds from issuance of stock                                                (285)
----------------------------------------------------------------------------------------------------------------------------
     Proceeds from Borrowing (See note below)                                       2,100
----------------------------------------------------------------------------------------------------------------------------
     Proceeds from Warrants
----------------------------------------------------------------------------------------------------------------------------
     Purchase of treasury stock                                                     (432)
----------------------------------------------------------------------------------------------------------------------------
               Net cash provided by (used for) financing activities                 1,383
----------------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                         (6,514)
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                                   7,042
----------------------------------------------------------------------------------------------------------------------------





Cash and cash equivalents at end of period                                   $        528
----------------------------------------------------------------------------------------------------------------------------
Supplemental schedule of cash flow information:
----------------------------------------------------------------------------------------------------------------------------
     Cash paid for interest                                                   $         -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Proceeds from Borrowings represent funds received from MCI Worldcom related to
Debtor In Possession Financing approved Sept. 24, 2001.
----------------------------------------------------------------------------------------------------------------------------
Dip Financing available at 9/30/01 is $32 M.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                           RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                                  ONE MONTH ENDED                NINE MONTHS ENDED
                                                                       30-SEP                          30-SEP
                                                             --------------------------------------------------
                                                                        2001                            2001
---------------------------------------------------------------------------------------------------------------
                                                                    (unaudited)                     (unaudited)
Revenue:
        Service and Installation Revenues                                         $                           $
                                                                              6,534                      71,722
        Sales Returns and Allowances                                         (2,107)                    (26,382)
----------------------------------------------------------------------------------------------------------------
   Service and installation, net                                                  $                           $
                                                                              4,427                      45,340
----------------------------------------------------------------------------------------------------------------

Cost of Services:
   Network and service costs                                               (10,130)                     170,145

Operating Expenses:
   Selling, marketing, general and administrative                             9,866                     160,190
   Restructuring costs                                                      (5,455)                       7,571
   Depreciation and amortization                                             38,144                      97,336

----------------------------------------------------------------------------------------------------------------
       Total Cost of Operations                                                   $                           $
                                                                             32,425                     435,242
----------------------------------------------------------------------------------------------------------------

Loss from operations                                                              $                           $
                                                                            (27,998)                   (389,902)
----------------------------------------------------------------------------------------------------------------

Other Income (Expense):
Interest income                                                                 388                      13,491
Interest expense (including amortized debt                                  (9,627)                     (85,527)
   discount and issue costs)
Equity in losses of affiliates                                                    0                     (26,142)
Other income                                                                (2,705)                      (3,601)
----------------------------------------------------------------------------------------------------------------
       Total other income (expense)                                               $                           $
                                                                            (11,944)                   (101,779)
----------------------------------------------------------------------------------------------------------------

================================================================================================================
NET LOSS                                                         $          (39,942)       $           (491,681)
================================================================================================================

                      RHYTHMS NETCONNECTIONS & SUBSIDIARIES
                              DEBTORS-IN-POSSESSION
                            SCHEDULE OF TAX PAYMENTS
                                 SEPTEMBER 2001
                         (BASED ON AUGUST, 2001 REVENUE)

    ENTITY                TAXING JURISDICTION                        TAX TYPE                         AMOUNT PAID
Links              New York                               Sales and Use Tax                                 146,656
Links              Illinois                               Telecommunications Excise                          57,464
Links              New Jersey                             Sales and Use Tax                                  55,460
Links              Ohio                                   Seller's Use Tax                                   13,466
Links              Washington                             Combined Excise Tax                                 9,249
Links              Indiana                                Sales and Use Tax                                   8,102
Links              Texas                                  Universal Service Fee                               8,088
Links              Arizona                                Transaction Privelege Tax                           7,812
Links              Minnesota                              Sales and Use Tax                                   4,247
Links              Illinois                               Infrastructure Maintenance                          4,105
Links              Illinois                               Sales and Use Tax                                   3,475
Links              Massachusetts                          Sales and Use Tax                                   1,649
Links              Maryland                               Sales and Use Tax                                   1,513
Links              Michigan                               Sales and Use Tax                                     536
Links              Georgia                                Sales and Use Tax                                     480
Links              Colorado - City of Aurora              Retail Sales Tax                                      412
Links              Washington, D.C.                       Sales and Use Tax                                     284
Links              Virginia                               Dealer's Use Tax                                      223
Links              North Carolina                         Sales and Use Tax                                     154
Links              Colorado - City of Thornton            Retail Sales Tax                                      139
Links              Colorado - City of Englewood           Retail Sales Tax                                      101
Links              Colorado - City of Lafayette           Retail Sales Tax                                       34

                                                                                                            323,647
                                                                                              =============================

                      SCHEDULE OF DISBURSEMENTS BY COMPANY
                  SEPTEMBER 1, 2001 THROUGH SEPTEMBER 30, 2001

                COMPANY NAME                              OPERATING EXPENSES       PAYROLL EXPENSES           TOTAL
                                                                                                          DISBURSEMENTS
Rhythms NetConnections, Inc.                                   $2,033,062            $  6,061,134              $ 8,094,196

Rhythms Links Inc.                                             $9,475,498                                      $ 9,475,498

Rhythms Links Virginia, Inc.                                         $550                                      $       550

Rhythms Leasing                                                        $0                                      $         -

RCanada Inc.                                                           $0                                      $         -

                                                        ------------------      ------------------      -------------------
            TOTAL DISBURSEMENTS                               $11,509,110              $6,061,134              $17,570,244
                                                        ==================      ==================      ===================

                                               RHYTHMS NETCONNECTIONS INC.
                                                    GROSS WAGES PAID
                                                     SEPTEMBER 2001


     PAYMENT DATE                                        PAY PERIOD                                          AMOUNT
      07-Sep-01        August 10, 2001 Reduction in Force, Severence Trust Payments                              2,404,480
      07-Sep-01        August 10, 2001 Reduction in Force, Severance Payments                                      907,266
      07-Sep-01        August 26-September 8, 2001                                                               1,109,724
      07-Sep-01        August 10, 2001 Reduction in Force, Severence Trust Payments                                856,785
      21-Sep-01        September 9-22, 2001                                                                        782,878
                                                                                                      ---------------------
                                                                                                                 6,061,134
                                                                                                      =====================

                       All wage obligations are paid by the Debtor, Rhythms NetConnections Inc. No wages are paid by Rhythms Links, Rhythms Links VA, Rhythms Leasing or Rhythms Canada.

                           RHYTHMS NETCONNECTIONS INC.
                            SCHEDULE OF PAYROLL TAXES
                             FOR SEPTEMBER 30, 2001


     DESCRIPTION        PAYROLL TAX WITHHELD    PAYROLL TAX INCURRED   PAYROLL TAX PAID
FIT WITHHELD
                                     (514,443)                                    514,443
LOCAL WITHHELD
                                         (145)                                        145
MEDICARE WITHHELD
                                      (34,462)                                     34,462
OASDI WITHHELD
                                      (77,283)                                     77,283
SDI WITHHELD                                                                                       SPECIAL PAYROLL
                                         (245)                                        237
SIT WITHHELD                                                                                       8/10 REDUCTION IN FORCE
                                      (97,232)                                     97,232
FUTA PAYABLE                                                                                       PAYMENT DATE - 9/7/01
                                                                 (18)                  18
MEDICARE PAYABLE
                                                             (34,461)              34,461
OASDI PAYABLE
                                                             (77,283)              77,283
OR WCOMP PAYABLE
                                                                  (1)                   1
SUI PAYABLE
                                                                 (90)                  90


FIT WITHHELD
                                     (161,438)                                    161,438
LOCAL WITHHELD
                                          (84)                                         84
MEDICARE WITHHELD
                                      (13,150)                                     13,150
OASDI WITHHELD                                                                                     SPECIAL PAYROLL
                                      (30,862)                                     30,862
SDI WITHHELD                                                                                       8/10 REDUCTION IN FORCE
                                         (133)                                        126
SIT WITHHELD                                                                                       PAYMENT DATE - 9/7/01
                                      (31,286)                                     31,286
FUTA PAYABLE
                                                                  (1)                   1
MEDICARE PAYABLE
OASDI PAYABLE
SUI PAYABLE
                                                                 (13)                  13


FIT WITHHELD
                                     (221,597)                                    221,597



LOCAL WITHHELD
MEDICARE WITHHELD                                                                                  PAY PERIOD
OASDI WITHHELD                                                                                     AUGUST 26-SEPTEMBER 8
                                      (26,073)                                     26,073
SDI WITHHELD                                                                                       PAYMENT DATE - 9/7/01
                                         (135)                                        131
SIT WITHHELD
                                      (44,296)                                     44,296
MEDICARE PAYABLE
                                                             (15,935)              15,935
OASDI PAYABLE
                                                             (26,073)              26,073

SDI WITHHELD
                                                                                      219

FIT WITHHELD
                                     (159,690)                                    159,690
LOCAL WITHHELD
                                          (31)                                         31
MEDICARE WITHHELD                                                                                  SPECIAL PAYROLL
                                      (12,334)                                     12,334
OASDI WITHHELD                                                                                     REDUCTION IN FORCE
SDI WITHHELD                                                                                       PAYMENT DATE - 9/7/01
SIT WITHHELD
                                      (32,774)                                     32,774
MEDICARE PAYABLE
                                                             (12,334)              12,334
OASDI PAYABLE
                                                             (24,249)              24,249


FIT WITHHELD
                                     (143,953)                                    143,953
LOCAL WITHHELD
                                          (60)                                         60
MEDICARE WITHHELD
                                      (11,239)                                     11,239
OASDI WITHHELD                                                                                     PAY PERIOD
                                                                                   23,864
SDI WITHHELD                                                                                       SEPTEMBER 9-22
SIT WITHHELD                                                                                       PAYMENT DATE - 9/21/01
MEDICARE PAYABLE
OASDI PAYABLE
                                                          (23,864.22)           23,864.22
SUI PAYABLE
                                                                 9.20              (9.20)
                      --------------------------------------------------------------------

                                   (1,708,017)              (269,566)           1,977,777
                      ====================================================================

               RHYTHMS NETCONNECTIONS INC.
              PAYROLL TAX PAYMENTS BY STATE
                     SEPTEMBER 2001

            STATE                        TOTAL
AZ                                                  5,022
CA                                                 23,911
CO                                                172,331
CT                                                    462
DC                                                  1,413
GA                                                    352
IL                                                  4,717
IN                                                    176
KS                                                     22
M1 - St. Louis - MO                                    74
MA                                                  4,047
MD                                                  3,142
MI                                                  1,682
MN                                                  6,828
MO                                                    559
N1 - NY City - NY                                     137
NC                                                  1,077
NJ                                                  4,379
NY                                                  1,751
OH                                                    778
OR                                                    141
PA                                                    555
RI                                                    138
UP - Upper PA - PA                                     50
UT                                                    136
VA                                                  3,079
WA                                                    110
WI                                                    665
FUTA                                                   19
IRS                                             1,740,023
                               ---------------------------
                                                1,977,777
                               ===========================